                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 11
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

         This Amendment No. 11 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust") amends, effective October 26, 2011, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         WHEREAS, the Trust desires to amend the Agreement to add Institutional Class shares to Invesco Van Kampen High Yield Municipal Fund;

         NOW, THEREFORE,the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 26, 2011.

                                         By:    /s/ John M. Zerr
                                                --------------------------
                                         Name:  John M. Zerr
                                         Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------------------------------------------------  --------------------------
Invesco High Income Municipal Fund                   Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Municipal Fund                               Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares

Invesco Tax-Exempt Cash Fund                         Class A Shares
                                                     Class Y Shares
                                                     Investor Class Shares

Invesco Tax-Exempt Securities Fund                   Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares

Invesco Tax-Free Intermediate Fund                   Class A Shares
                                                     Class A2 Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Van Kampen California Insured Tax
Free Fund                                            Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares

Invesco Van Kampen High Yield Municipal Fund         Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Van Kampen Insured Tax Free Income Fund      Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares

Invesco Van Kampen Intermediate Term Municipal
Income Fund                                          Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares


PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------------------------------------------------  -------------------------
Invesco Van Kampen Municipal Income Fund             Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares

Invesco Van Kampen New York Tax Free Income Fund     Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares"
